UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3857 Birch St
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 722-6257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The information contained in Item 8.01 of this Form 8-K is incorporated herein by reference.
Item 4.01 Changes in Registrant’s Certifying Accountant.
On February 24, 2026, Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”, “we”, “our” or “us”) approved the dismissal of Ernst & Young, LLP (“E&Y”) as the Company’s independent registered public accounting firm effective immediately. Neither of E&Y's reports on the Company’s financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to terminate E&Y was made by the Company’s board of directors (the “Board”). During each of the Company’s two most recent fiscal years and any subsequent interim period preceding such termination, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement(s) in connection with their report. During the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided E&Y with a copy of the disclosures contained in this Current Report on Form 8-K and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of E&Y’s letter, dated March 2, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 8.01 Other Events
As previously disclosed, on August 19, 2025, the Company, Pacific Oak SOR (BVI) Holdings, Ltd. (the “BVI”), the Company’s indirect wholly owned subsidiary, and Pacific Oak Capital Advisors, LLC (the “Advisor”), the Company’s former external advisor, entered into a letter of undertaking in favor of Reznik Paz Nevo Trusts Ltd., as trustee (the “Trustee”) for the holders of Series B and Series D bonds issued by the BVI. On December 26, 2025, the Trustee applied to the Tel Aviv–Jaffa District Court in Israel (the “Honorable Court”) to convene a meeting of the creditors comprised of the BVI’s bondholders for the purpose of approving a proposed debt arrangement (the “Debt Arrangement”) on behalf of the bondholders, pursuant to Section 321 of the Israeli Insolvency and Economic Rehabilitation Law, 5778-2018. Following several pleadings filed in this regard, on February 4, 2026, the Honorable Court issued an order to convene such a meeting with respect to the Debt Arrangement. A date for the meeting of the creditors has not yet been set.
On February 24, 2026, the Company’s Board dissolved its audit committee and determined that the Company would adopt a modified approach to public reporting. Specifically, the Company no longer intends to file Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q. However, the Company will continue to file Current Reports on Form 8-K, including quarterly reports containing the financial statements of the BVI prepared in accordance with International Financial Reporting Standards (“IFRS”). The Board also decided not to seek stockholder approval of a plan of liquidation at this time. In reaching these decisions, the Board considered a number of factors, including:
•the Company has limited cash on hand and is dependent on the BVI for future funding;
•the timing and amounts of funding from the BVI are extremely uncertain and are not anticipated to be sufficient to support filing of Form 10-Ks and Form 10-Qs on an ongoing basis;
•the Company expects to continue to file quarterly financial statements of the BVI prepared in accordance with IFRS; given that shares of the BVI constitute substantially all of the Company’s assets and that the BVI is a consolidated subsidiary of the Company, these financial statements are very informative for Company stockholders;
•the Company expects all of its assets held through the BVI to be disposed of in an orderly manner pursuant to the Debt Arrangement;
•in light of the Company’s current circumstances and the Debt Arrangement, the Board believes that continued preparation of Forms 10-K and Form 10-Q or seeking stockholder approval of a plan of liquidation would provide limited incremental benefit relative to the costs and burdens;
•the Company is current in its reporting obligations and will continue to file all required Current Reports on Form 8-K;
•the Company is adopting the modified reporting in connection with a Debt Arrangement approved by a court under Israeli insolvency laws; and
•trading in the Company’s securities is extremely limited.
The Board also decided not to provide an updated estimated net asset value per share given the Company’s financial constraints and the ongoing uncertainties as to the current and future potential value of the shares. The Board believes that, while the terms of the Debt Arrangement are being carried out, Company should focus on managing and reducing expenses. In support of this goal, all of the current independent directors have waived all accrued and future director fees.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Ex.	Description

16.1	Letter of Ernst & Young, LLP, dated March 2, 2026.
Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the Debt Arrangement, funding from the BVI and the current and future value of our shares. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. These statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025, Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025, and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025, each as filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: March 2, 2026	BY:	/S/ BRIAN RAGSDALE
Brian Ragsdale
President, Chief Executive Officer and Chief Financial Officer
(principal executive officer)